CONSENT SOLICITATION BY THE BOARD OF DIRECTORS

                                       OF

                            GB PROPERTY FUNDING CORP.

                        11% First Mortgage Notes due 2005

                                (CUSIP 36149XAA1)

                                  CONSENT FORM
                                   for Consent
                 Pursuant to the Consent Solicitation Statement
                            Dated September 14, 2001

 NOTEHOLDERS                                   WHO WISH TO CONSENT, NOT
                                               CONSENT OR ABSTAIN SHOULD
                                               COMPLETE AND EXECUTE THIS
                                               FORM AND SEND IT TO THE
                                               AGENT AT:

   Hand Delivery                               US Mail or Overnight Courier
   -------------                               ----------------------------
   Wells Fargo Bank Minnesota, N. A.           Wells Fargo Bank Minnesota, N. A.
   Corporate Trust                             Corporate Trust
   12th Floor - Northstar East Building        N9303-120
   608 2nd Avenue South                        Sixth & Marquette
   Minneapolis, Minnesota 55402                Minneapolis, Minnesota 55479
                                               Attention:  Ms. Jane Schweiger
                                               Telephone:  (612) 667-2344
                                               Facsimile:  (612) 667-9825

         The Solicitation is being made by the Board of Directors of GB Property Funding Corp., a Delaware corporation (the "Company") to solicit consents from the Noteholders of the Company's 11% First Mortgage Notes due 2005 (the "Notes") as described in the accompanying Consent Solicitation Statement (the "Consent Solicitation Statement"). All capitalized terms used and not defined in this Consent Form have the respective meanings assigned to them in the Consent Solicitation Statement.

         CONSENT FORMS SHOULD NOT BE DELIVERED TO ANY PERSON OTHER THAN THE AGENT AT THE ADDRESS SET FORTH ABOVE. UNDER NO CIRCUMSTANCE SHOULD ANY PERSON DELIVER ANY NOTES WITH THEIR CONSENT FORMS OR OTHERWISE.

         Any beneficial owner of Notes who is not the registered holder as of the Record Date but who desires to furnish a Consent in accordance with the terms and subject to the conditions described in the accompanying Consent Solicitation Statement must follow the procedures set forth in the Consent Solicitation Statement. See "The Solicitation". The Consent Fee will be paid only to Noteholders provided that a Consent Fee will be paid, in accordance with directions received by the Company or the Agent from DTC, to DTC participants that properly complete the "Special Payment Instructions" included in this Consent Form.

         If any holder submits this Consent Form without indicating a vote (consenting, not consenting or abstaining) with respect to the proposed Amendments, such submission will be deemed to constitute a consent in favor of the proposed Amendments and the execution of the Proposed Amended Indenture substantially in the form of Annex B to the Consent Solicitation Statement, with such additions and deletions as shall be appropriate to carry out the intent of or are consistent with the Amendments, or do not vary the substance of the Proposed Amended Indenture and shall otherwise have the same effect as if a consent had been granted.

         Under no circumstances will the Company pay any Consent Fee to any person who delivers this Consent Form with the "Do Not Consent" or "Abstain" box marked hereon with respect to the Amendments unless, on or prior to the Expiration Date, such person delivers a subsequently dated Consent Form marked to indicate a vote for the proposed Amendments and does not properly revoke such consent.

         The Company will not be required to pay the Consent Fee unless and until the applicable conditions are satisfied. See "The Solicitation - Conditions". If the Company, Holdings, GBHC and the Trustee execute and deliver the Proposed Amended Indenture, the proposed Amendments will be binding upon all holders of Notes, whether or not such holders have delivered Consents. If this Consent Form is validly delivered, properly completed and timely furnished (in the manner described in the accompanying Consent Solicitation Statement), this Consent Form (and the votes cast hereby in respect of the proposed Amendments) will be counted notwithstanding any transfer of the Notes to which this Consent Form relates, unless the procedure for revoking this Consent Form described in the Consent Solicitation Statement is complied with.

                                     CONSENT

BY GRANTING CONSENT, A NOTEHOLDER IS AND SHALL BE DEEMED TO BE CONSENTING TO (I) ALL OF THE MODIFICATIONS TO THE ORIGINAL INDENTURE THAT ARE REFLECTED IN ANNEX A AND (II) THE ENTRY BY THE COMPANY, HOLDINGS, GBHC AND THE TRUSTEE INTO THE PROPOSED AMENDED INDENTURE SUBSTANTIALLY IN THE FORM OF ANNEX B, WITH SUCH ADDITIONS AND DELETIONS AS SHALL BE APPROPRIATE TO CARRY OUT THE INTENT OF OR ARE CONSISTENT WITH THE AMENDMENTS, OR DO NOT VARY THE SUBSTANCE OF THE PROPOSED AMENDED INDENTURE. IN ADDITION, THE UNDERSIGNED AGREES AND ACKNOWLEDGES THAT BY GRANTING CONSENT, THE UNDERSIGNED INTENDS TO AND HEREBY DOES ACKNOWLEDGE APPROVAL OF THE AMENDMENTS AND THE PROPOSED AMENDED INDENTURE, THE EXECUTION AND DELIVERY THEREOF, THE CONSENT FEE, THE ADOPTION AND IMPLEMENTATION THEREOF AND ALL RELATED MATTERS AND WAIVES AND RELEASES ANY OBJECTIONS, CLAIMS AND CAUSES OF ACTION IN RESPECT THEREOF OR RELATED THERETO AGAINST ANY OF THE COMPANY, HOLDINGS, GBHC AND THEIR RESPECTIVE OFFICERS, EMPLOYEES, ATTORNEYS, ADVISORS, DIRECTORS AND AFFILIATES.

         By execution hereof, the undersigned acknowledges that the undersigned has received and fully reviewed and understands the Consent Solicitation Statement, Annex A, B and C thereto, this Consent Form and all other information deemed necessary to make an informed decision with respect to the Solicitation and the furnishing of this Consent Form. The undersigned hereby represents and warrants that the undersigned is a holder of the Notes indicated below and has full power and authority to take the action indicated in this Consent Form in respect of such Notes. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to perfect the undersigned's consent.

         The undersigned acknowledges that compliance with the provisions of this Consent Form, and completion of the information required herein, are prerequisites to valid consent to the adoption of the proposed Amendments.

         The undersigned further acknowledges that, if adopted, the Amendments would amend the Original Indenture in the manner reflected in Annex A to the Consent Solicitation Statement and that following execution, the indenture governing the Notes would be substantially as set forth in Annex B to the Consent Solicitation Statement, with such additions and deletions as shall be appropriate to carry out the intent of or are consistent with the Amendments, or do not vary the substance of the Proposed Amended Indenture.

         Please vote by marking the appropriate box below. If you wish to consent to the Amendments and the execution by the Company, Holdings, GBHC and the Trustee of the Proposed Amended Indenture substantially in the form of Annex B to the Consent Solicitation Statement, with such additions and deletions as shall be appropriate to carry out the intent of or are consistent with the Amendments, or do not vary the substance of the Proposed Amended Indenture, mark the box under the word "Consents". If you do not consent to the Amendments, mark the box under the words "Does Not Consent". If you desire to abstain from taking any action with respect to the Amendments, mark the box under the word "Abstains". The undersigned acknowledges that Consents delivered pursuant to any one of the procedures described under the heading "The Solicitation - Consent Procedures" in the accompanying Consent Solicitation Statement and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Consent Solicitation Statement and this document. The undersigned further understands that (i) if no box is checked but this Consent form is executed, dated and delivered to the Agent, the undersigned will be deemed to have consented to the Amendments with such additions and deletions as shall be appropriate to carry out the intent of or are consistent with the Amendments, or do not vary the substance of the Proposed Amended Indenture and all other matters set forth herein, and (ii) if either the "DO NOT CONSENT" or "ABSTAIN" box below is checked, the undersigned will be deemed not to have consented to the Amendments and will not be entitled to receive any Consent Fee unless, on or prior to the Expiration Date, such person delivers a subsequently dated Consent Form marked to indicate a vote FOR the Amendments and does not properly revoke such consent.



                             THE UNDERSIGNED HEREBY:


         CONSENTS                 DOES NOT CONSENT                     ABSTAINS

           |  |                        | |                                |  |


         Unless otherwise specified in the table below, this Consent Form relates to (i) the aggregate principal amount of Notes held of record by the undersigned at the close of business on the Record Date, (ii) if the undersigned is not a Noteholder and this Consent Form relates to Notes in respect of which the undersigned is acting pursuant to an irrevocable proxy furnished by the Noteholder, the total principal amount of securities to which such irrevocable proxy relates, or (iii) if the undersigned is a participant of The Depository Trust Company or its nominee ("DTC") and is acting pursuant to a proxy or instructions from DTC, the total principal amount of securities in respect of which it is a DTC participant. If this Consent Form relates to less than the total principal amount of Notes so registered in the name of the undersigned or to which such a proxy relates, the undersigned has listed on the table below the serial numbers and principal amount of Notes for which this Consent Form is furnished. If the space provided below is inadequate, please list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Consent Form.

           DESCRIPTION OF NOTES AS TO WHICH THIS CONSENT FORM RELATES


-------------------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of      Certificate Number(s)*       Aggregate Principal Amount      Principal Amount with
Noteholder(s)                                                of Certificate(s)**             Respect to which this
                                                                                             Consent Form Relates**










-------------------------------------------------------------------------------------------------------------------

---------------

* Need not be completed by persons whose Notes are held of record by depositories.

** Unless otherwise indicated in the column labeled "Principal Amount with Respect to which this Consent Form Relates," the person executing this Consent Form will be deemed to have taken the action indicated above in respect of (i) if such person is the Noteholder, the total principal amount of Notes registered in the name of such Noteholder as of the Record Date and (ii) if such person is not a Noteholder and is executing this Consent Form pursuant to a proxy given by a Noteholder and delivered with this Consent Form, the total principal amount of Notes to which such proxy relates.

                          SPECIAL PAYMENT INSTRUCTIONS
                FOR PARTICIPANTS OF THE DEPOSITORY TRUST COMPANY
                               OR ITS NOMINEE ONLY

         The Company will pay the Consent Fee to qualifying DTC participants that provide the following information in accordance with the directions received by the Company or the Agent from DTC:

Name of DTC Participant               __________________________________________

Address for Delivery of Payment       __________________________________________

                                                 (Include Zip Code)

DTC Participant Number:              __________________________________________

                           IMPORTANT - READ CAREFULLY

         This Consent Form, to be effective, must be executed by the Noteholder(s) of the Notes to which this Consent Form relates in the same manner as the name of the Noteholder(s) appears on such Notes or by a participant of DTC properly authorized to do so by DTC. If such Notes are held of record as of the Record Date by two or more Noteholders, all such Noteholders must sign this Consent Form (or such irrevocable proxy). If such Notes are registered in different names as of the Record Date, separate Consent Forms must be executed covering each form of registration. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company of such person's authority to so act. Signatures on this Consent Form must be proved by a notary public, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.


SIGN HERE

 ......................    Name(s): ________________________

 ......................             _________________________
Signature(s) of Holder(s)
  or DTC participant                   (Please Print)

Dated:..........., 2001

Capacity:......................

Address:.......................

 ...............................
(Include Zip Code)



Tax Identification or
Social Security No.........................




                        REMEMBER TO COMPLETE AND SIGN THE
                          FOLLOWING IMPORTANT TAX FORM

                                FOR INDIVIDUALS:

STATE OF                  )
                          ) ss.
COUNTY OF                 )

Before me, a Notary Public in and for said County and State, personally appeared _________________ who acknowledged before me that he, she or they signed the foregoing document on the date set forth below.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal this __ day of __________, 2001.


                                          ....................................
                                          Notary Public

                              My Commission expires



FOR ENTITIES:

STATE OF                     )
                             ) ss.
COUNTY OF                    )

Before me, a Notary Public in and for said County and State, personally appeared _________________, the ________________ of _____________________
                                   (title)             (name of entity)
who acknowledged before me that he or she signed the foregoing document on the date set forth below.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this __ day of __________, 2001.

                                          ....................................
                                          Notary Public

                     My Commission expires

IMPORTANT TAX INFORMATION

         THE U.S. FEDERAL INCOME TAX DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY. EACH HOLDER IS URGED TO CONSULT HIS, HER OR ITS OWN PROFESSIONAL TAX ADVISOR TO DETERMINE THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER (INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL STATE, LOCAL AND OTHER TAX LAWS) OF THE CONSENTS PURSUANT TO THE SOLICITATION, CERTAIN HOLDERS (INCLUDING INSURANCE COMPANIES, TAX-EXEMPT ORGANIZATIONS, FINANCIAL INSTITUTIONS, DEALERS IN SECURITIES AND FOREIGN PERSONS OR ENTITIES) MAY BE SUBJECT TO SPECIAL RULES NOT DISCUSSED BELOW. THE DISCUSSION DOES NOT CONSIDER THE EFFECT OF ANY APPLICABLE FOREIGN, STATE, LOCAL OR OTHER TAX LAWS.

Substitute Form W-9

         Under the Federal income tax laws, the Company may be required to withhold 30.5% of the amount of any payment made to certain holders pursuant to the Solicitation. In order to avoid such backup withholding, each holder must provide the correct taxpayer identification number ("TIN") by completing the Substitute Form W-9 set forth below. In general, if a holder is an individual, the TIN is the Social Security number of such individual. If the correct TIN is not provided, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain holders (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. These holders should enter the correct TIN in Part I of the Substitute Form W-9. If the holder does not have a TIN, but has applied for a TIN, the holder should check the box in Part II of the Substitute Form W-9. Finally, the holder should sign under the Certification in Part III. If the holder checks the box in Part II, the holder must provide a TIN within sixty (60) days of signing the Substitute Form W-9, otherwise 30.5% of all reportable payments made thereafter to the holder will be withheld until a TIN is provided. For further information regarding backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if Notes are held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number.

               Consequences of Failure to File Substitute Form W-9

         Failure to complete Substitute Form W-9 may require the Company to withhold 30.5% of the amount of any Consent Fees made pursuant to the Solicitation. Backup withholding is not an additional Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the holder may claim a refund from the Internal Revenue Service.


------------------------------------------------------------------------------------------------------------------
                      Payer:______________________________
------------------------------------------------------------------------------------------------------------------
                               ---------------------------------
SUBSTITUTE                     Part I   Taxpayer Identification                                            Part II
Form W-9                       No. - For All Accounts                                                      Awaiting
                                                                                                           TIN  |_|


Department of the Treasury     Enter your taxpayer identification  ________________________
Internal Revenue Service       number in the appropriate box.      Social Security Number
                               For most individuals and sole
Payer's Request for            proprietors, this is your                   OR
Taxpayer Identification No.    Social Security Number. For other
                               entities, it is your                ________________________
                               Employer Identification Number.     Employer Identification


--------------------------------------------------------------------------------------------------------------------
Part III - CERTIFICATION: Under penalties of perjury, I certify by executing the
Consent Form to which this substitute W-9 is attached that:

(1) The number shown on this form is my correct Taxpayer Identification Number
(or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue
Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding; and

(3)  I am a U.S. person (including a U.S. Alien).

You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return and you have not received a notice from the IRS advising you that backup withholding has terminated.



Signature:_____________________________     Date:________________________, 2001


--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30.5% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE SOLICITATION. PLEASE REVIEW THE "GUIDELINES" FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER" FOR ADDITIONAL DETAILS.